UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2018 (June 27, 2018)

UNITED RENTALS, INC.

UNITED RENTALS (NORTH AMERICA), INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14387	06-1522496
Delaware	001-13663	86-0933835
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 First Stamford Place, Suite 700
Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 622-3131

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 2, 2018, United Rentals, Inc. (the “Company”) announced that William B. Plummer will retire as the Company’s Executive Vice President and Chief Financial Officer on October 12, 2018. Jessica T. Graziano, the Company’s Senior Vice President – Controller and principal accounting officer, will succeed Mr. Plummer and assume the role of Chief Financial Officer on such date. Mr. Plummer will continue to provide advisory and transition services to the Company through January 31, 2019, the date of his retirement from the Company.

Mr. Plummer will be eligible to receive retirement treatment in accordance with the preexisting terms of the award agreements applicable to certain outstanding equity awards, and the Compensation Committee of the Company’s Board of Directors also determined that 1,172 restricted stock units granted to Mr. Plummer on March 6, 2018 and 10,026 restricted stock units granted to him on March 7, 2016, which otherwise would have vested on March 6 and 7, 2019, respectively, subject to continued service, will become vested as of Mr. Plummer’s retirement date, subject to the other terms and conditions of the applicable award agreements.

Information with respect to Ms. Graziano required by Items 401(b) and 401(e) of Regulation S-K is contained in the Company’s Proxy Statement on Schedule 14A for its 2018 Annual Meeting of Shareholders, filed on March 27, 2018, and is incorporated by reference into this Current Report on Form 8-K. Ms. Graziano does not have any family relationships with any of the Company’s directors or executive officers and is not party to any transactions listed in Item 404(a) of Regulation S-K. There are no arrangements or understandings between Ms. Graziano and any other persons pursuant to which she was selected as an officer.

The Company will file an amendment to this Form 8-K to report any material plan, contract or amendment to which Ms. Graziano is a party that is entered into in connection with her appointment as Chief Financial Officer.

The foregoing summary of Mr. Plummer’s retirement arrangements does not purport to be complete and is qualified in its entirety by reference to the letter agreement with Mr. Plummer, which is filed herewith as Exhibit 10.1, and incorporated by reference herein in its entirety. A copy of the Company’s press release relating to Mr. Plummer’s retirement and Ms. Graziano’s appointment is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Letter Agreement with William B. Plummer

99.1	Press Release of United Rentals, Inc.*

*	Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2018

UNITED RENTALS, INC.

By:	/s/ Craig Pintoff
	Name:	Craig Pintoff
	Title:	Executive Vice President – Chief Administrative and Legal Officer

UNITED RENTALS (NORTH AMERICA), INC.

By:	/s/ Craig Pintoff
	Name:	Craig Pintoff
	Title:	Executive Vice President – Chief Administrative and Legal Officer